UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 12, 2026
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	27 Waterview Drive,		Shelton,	Connecticut	06484
Telephone Number:	(203)	922-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) Pitney Bowes, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting") on May 12, 2026, at which the Company's stockholders voted on the below proposals, which are described in further detail in the Company's definitive proxy statement on Schedule 14A filed with the SEC on March 30, 2026.
(b) Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:

Proposal 1 - Election of Directors
The nominees for election to the Board at the Annual Meeting received the number of votes reported below:

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote
Peter Brimm	85,592,797	1,118,756	156,834	24,904,853
Catherine Levene	77,478,741	8,672,390	717,256	24,904,853
Brent Rosenthal	85,356,784	1,350,009	161,594	24,904,853
Wayne Walker	79,434,424	7,274,411	159,552	24,904,853
Kurt Wolf	86,058,941	660,325	149,121	24,904,853
Accordingly, Mr. Brimm, Ms. Levene, Mr. Rosenthal, Mr. Walker and Mr. Wolf were elected to serve as directors of the Company for a one-year term expiring at the 2027 Annual Meeting of Stockholders.

Proposal 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for 2026
The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2026 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
109,410,968	2,182,883	179,389	—

Proposal 3 – Non-binding Advisory Vote to Approve Executive Compensation
The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
83,947,862	2,523,786	396,739	24,904,853
The Board and the Executive Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lauren Freeman-Bosworth
Name: Lauren Freeman-Bosworth
Date: May 15, 2026	Title: Executive Vice President, General Counsel and Corporate Secretary